Bridgeway Funds, Inc.
Ultra-Small Company Fund (BRUSX)

Supplement dated January 24, 2012 to the Prospectus dated October 31, 2011

IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY

At a meeting of the Board of Directors (the “Board”) of Bridgeway Funds, Inc. held on January 13, 2012, the Board approved changes to the investment policy of the Ultra-Small Company Fund (the “Fund”) as described below.  In particular, the Board approved changes to the definition of “ultra-small companies” for purposes of the Fund’s investments in such securities.  This change will become effective 60 days from the date above (on March 26, 2012).

Under Principal Investment Strategies on page 13 and under Additional Fund Information – Ultra-Small Company Fund on page 52, the following revisions are made:
•	“10%” is replaced by “20%”
•	“the Cap-Based Portfolio 9 Index or” is inserted before “the Cap-Based Portfolio 10 Index”
•	“$281 million” is replaced by “$578 million”

Under Additional Fund Information – Ultra-Small Company Fund on page 52, the following additional revisions are made:
•	“4,200” is replaced by “4,900”
•	“$800 million” is replaced by “$1.05 billion”

The revised portion of the Principal Investment Strategies section on page 13 now reads:
“For purposes of the Fund’s investments, “ultra-small companies” are defined as those: (i) companies that have a market capitalization the size of the smallest 20% of companies listed on the New York Stock Exchange; or (ii) companies with a capitalization that falls within the range of capitalization of companies included in the Cap-Based Portfolio 9 Index or the Cap-Based Portfolio 10 Index as defined by the University of Chicago's Center for Research in Security Prices (“CRSP”). A majority of these stocks are listed on NASDAQ. On June 30, 2011, the stocks in this group generally had a market capitalization of less than $578 million.”

The revised portion of the Additional Fund Information – Ultra-Small Company Fund section on page 52 now reads:
“For purposes of the Fund’s investments, “ultra-small companies” are defined as those: (i) companies that have a market capitalization the size of the smallest 20% of companies listed on the New York Stock Exchange; or (ii) companies with a capitalization that falls within the range of capitalization of companies included in the Cap-Based Portfolio 9 Index or the Cap-Based Portfolio 10 Index as defined by the University of Chicago’s Center for Research in Security Prices (“CRSP”). A majority of these stocks are listed on NASDAQ. On June 30, 2011, the stocks in this group generally had a market capitalization of less than $578 million.  Compared to the size companies in which most other mutual funds invest, ultra-small companies are spectacularly small. They typically have 24 to 4,900 employees, produce annual revenues of $3 million to $1.05 billion and may be known for just one product or service.”

Investors should check the Bridgeway Funds website (www.bridgeway.com) for further information.

Please retain this supplement for future reference.